SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 25, 2000

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.

                                  (Depositor)

North Carolina                333-67267-05                  13-4067088
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St.                                            28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              Series 1999-6 Trust

On July 25, 2000, The Bank of New York, as Trustee for MORTGAGE PASS-THROUGH CERTIFICATES made a monthly distribution of principal and/or interest to the Holders of the Series 1999-6 Trust. The monthly distributions were made pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1999 by and among BANK OF AMERICA MORTGAGE SECURITIES, INC. as Depositor, EquiCredit Corporation of America, as Transferor and Initial Servicer, Bank of America, N.A., as Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer and The Bank of New York, as Trustee.

All capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of Series 1999-6 Trust relating to the Distribution Date of July 25, 2000 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 2000


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99 Report to Holders of Series 1999-6 Trust relating to the Distribution Date of July 25, 2000 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.


99                  Monthly Remittance Statement dated July 25, 2000


                             Payment Date: 07/25/00


          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              Series 1999-6 Trust
                         Bank of America, FSB, Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         87,334,722.48    6.250000%       835,315.47    454,868.35    1,290,183.82       0.00       0.00
                        A2        139,209,745.43    6.250000%     1,639,130.58    725,050.76    2,364,181.34       0.00       0.00
                        A3          8,614,000.00    6.250000%             0.00     44,864.58       44,864.58       0.00       0.00
                        A4         39,190,659.04    6.250000%       149,574.08    204,118.02      353,692.09       0.00       0.00
                        APO           534,053.03    0.000000%         2,155.30          0.00        2,155.30       0.00       0.00
Residual                AR                  0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          2,156,927.11    6.250000%         8,231.70     11,234.00       19,465.69       0.00       0.00
                        B2          1,007,077.03    6.250000%         3,843.41      5,245.19        9,088.60       0.00       0.00
                        B3          1,007,077.03    6.250000%         3,843.41      5,245.19        9,088.60       0.00       0.00
                        B4            575,883.25    6.250000%         2,197.80      2,999.39        5,197.19       0.00       0.00
                        B5            288,420.73    6.250000%         1,100.73      1,502.19        2,602.92       0.00       0.00
                        B6            431,893.86    6.250000%         1,648.28      2,249.45        3,897.73       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        280,350,459.00     -            2,647,040.76  1,457,377.11    4,104,417.87     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         86,499,407.01              0.00
                                A2        137,570,614.85              0.00
                                A3          8,614,000.00              0.00
                                A4         39,041,084.96              0.00
                                APO           531,897.73              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          2,148,695.42              0.00
                                B2          1,003,233.62              0.00
                                B3          1,003,233.62              0.00
                                B4            573,685.45              0.00
                                B5            287,320.00              0.00
                                B6            430,245.58              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        277,703,418.24     -
--------------------------------------------------------------------------------

                             Payment Date: 07/25/00


          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              Series 1999-6 Trust
                         Bank of America, FSB, Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     87,334,722.48     6.250000% 060506EW8     8.930703      4.863186    924.800947
                           A2    139,209,745.43     6.250000% 060506EX6    10.871513      4.808890    912.435349
                           A3      8,614,000.00     6.250000% 060506EY4     0.000000      5.208333  1,000.000000
                           A4     39,190,659.04     6.250000% 060506EZ1     3.657068      4.990661    954.549755
                           APO       534,053.03     0.000000% 060506FA5     3.844857      0.000000    948.855267
Residual                   AR              0.00     6.250000% 060506FB3     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      2,156,927.11     6.250000% 060506FC1     3.656907      4.990669    954.551496
                           B2      1,007,077.03     6.250000% 060506FD9     3.656907      4.990669    954.551496
                           B3      1,007,077.03     6.250000% 060506FE7     3.656907      4.990669    954.551496
                           B4        575,883.25     6.250000% 060506FF4     3.656907      4.990669    954.551496
                           B5        288,420.73     6.250000% 060506FG2     3.656907      4.990669    954.551496
                           B6        431,893.86     6.250000% 060506FH0     3.656907      4.990669    954.551496
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     280,350,459.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                              Series 1999-6 Trust
                         Bank of America, FSB, Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       277,703,408.11   277,703,408.11
Loan count                    783              783
Avg loan rate           6.797418%             6.80
Prepay amount        1,577,028.89     1,577,028.89

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       129,075.66       129,075.66
Sub servicer fees            0.00             0.00
Trustee fees               934.50           934.50


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                3,000,863.98     3,000,863.98
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           98.057139%           100.000000%            274,883,179.99
   -----------------------------------------------------------------------------
   Junior            1.942861%             0.000000%              5,446,413.69
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,104,417.87          4,104,417.87
Principal remittance amount            2,647,040.76          2,647,040.76
Interest remittance amount             1,457,377.11          1,457,377.11